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                                                                    EXHIBIT 99.3

                            CAPITAL AUTOMOTIVE REIT

                 DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

                     AUTOMATIC CASH INVESTMENT APPLICATION

I. This authorizes the automatic transfer of funds from my (our) checking or banking account to the Capital Automotive REIT Dividend Reinvestment and Share Purchase Plan.

1. NAME(S)

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(Please print exactly as shown on your Capital Automotive REIT Dividend
Reinvestment and Share Purchase Plan statement or Authorization Form.)

2. YOUR PLAN ACCOUNT NUMBER

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(As shown on your Plan statement. If this is a new enrollment, leave this line blank and attach your completed Authorization Form.)

3. AMOUNT TO BE DEDUCTED MONTHLY FROM YOUR ACCOUNT AND INVESTED IN CAPITAL AUTOMOTIVE REIT SHARES (MINIMUM $500, MAXIMUM $10,000)

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(Your account will be debited or charged on the sixth-to-last business day of each month and will be invested on the first business day of the following month.)

4. NAME(S) OF DEPOSITOR(S)

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(As shown on bank records and on your checks.)

5. NAME OF BANK

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6. BANK ADDRESS

(CITY)                                   (STATE)          (ZIP CODE)
     ------------------------------------        ---------          ----------



7. TYPE OF ACCOUNT                CHECKING                SAVINGS
                  ---------------          ---------------


8. SIGNATURE(S)   ------------------------------------  --------------------
                         Signature of Depositor                 Date

                  ------------------------------------  --------------------
                  Signature of Joint Depositor, if any          Date

Note: Completion of this form is strictly optional and is not required to enroll in the Capital Automotive REIT Dividend Reinvestment and Share Purchase Plan.

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II. Attach Voided Check or Deposit Slip

Return To: American Stock Transfer and Trust Company
           Attention: Dividend Reinvestment Department
           40 Wall Street
           New York, NY 10005

     Questions:  Call Toll Free 1-800-278-4353

III. If you wish to discontinue automatic cash investments, notify American Stock Transfer and Trust Company at the above number.

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